UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2007
APOLLO GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Arizona	0-25232	86-0419443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 East Elwood Street, Phoenix, Arizona	85040

(Address of Principal Executive Offices)	(Zip Code)

(480) 966-5394

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 20, 2007, the Articles of Incorporation of Apollo Group, Inc. (“Apollo Group”) were amended. The amendment effected the following changes to the Articles of Incorporation: (i) changed the range of the size of the Board of Directors (the “Board”) from between nine and fifteen members to between seven and fifteen members under Article V, (ii) changed the Board from a classified Board to an unclassified Board under Article V; and (iii) modified and added provisions regarding the limitation on liability of directors under Article VII.
The Articles of Amendment to the Articles of Incorporation are set forth in Exhibit 99.1 to this Current Report on Form 8-K. The previous provisions of the Articles of Incorporation are set forth in Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Text of Articles of Amendment to the Articles of Incorporation.
99.2	Text of Amended and Restated Articles of Incorporation (incorporated by reference from Annex B of the Proxy Statement, filed August 1, 2000).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2007	Apollo Group, Inc.
	By:	/s/ Joseph L. D’Amico
		Name:	Joseph L. D’Amico
		Title:	Chief Financial Officer

INDEX TO EXHIBITS
The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Text of Articles of Amendment to the Articles of Incorporation.
99.2	Text of Amended and Restated Articles of Incorporation (incorporated by reference from Annex B of the Proxy Statement, filed August 1, 2000).